UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2021

INTEGRA LIFESCIENCES HOLDINGS CORPORATION
(Exact name of Registrant as specified in its charter)

Delaware	0-26224	51-0317849
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1100 Campus Road
Princeton, NJ 08540
(Address of principal executive offices) (Zip Code)
Registrant's telephone number, including area code: (609) 275-0500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Common Stock, Par Value $.01 Per Share	IART	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 1, 2021, the Board of Directors (the “Board”) of Integra LifeSciences Holdings Corporation (the “Company”) elected Shaundra Clay to the Board. The Board has determined that Ms. Clay is “independent” as contemplated by the Nasdaq Stock Market and other governing laws and applicable regulations, including Rule 10A-3 under the Securities Exchange Act of 1934, as amended. Ms. Clay’s election returns the Board to nine members and the number of independent directors to eight following the resignation of Lloyd W. Howell Jr. in February 2021.

Ms. Clay will receive compensation as a non-employee director in accordance with the Company’s non-employee director compensation practices. The annual board retainer, as described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on April 8, 2020, will be pro-rated for Ms. Clay based on her election as of April 1, 2021.

There are currently no arrangements or understandings between Ms. Clay and any other person pursuant to which Ms. Clay was elected as a director. There are currently no transactions in which Ms. Clay has an interest requiring disclosure under Item 404(a) of Regulation S-K.

In connection with this election, the Company and Ms. Clay will enter into an indemnification agreement consistent with the form of the Company’s indemnification agreement entered into with its other directors and filed as an exhibit to the Company’s Current Report on Form 8-K filed on December 24, 2008.

A copy of the press release issued by the Company announcing the election of Ms. Clay to the Board is attached to this report as Exhibit 99.1.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1 Press Release issued April 1, 2021

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRA LIFESCIENCES HOLDINGS CORPORATION

Date: April 1, 2021	By:	/s/ Carrie Anderson
Carrie Anderson
	Title:	Executive Vice President and Chief Financial Officer